UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2011

YUHE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34512	87-0569467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 536 736 3688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3	Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August  9, 2011, Yuhe International, Inc. (the “Company”) received a letter from the Listing Qualifications Hearings Department of The NASDAQ Stock Market LLC (“Nasdaq”) stating that the Nasdaq Hearings Panel has determined to deny the request of the Company for continued listing on Nasdaq. The Company’s shares were previously suspended on July 21, 2011.

The Nasdaq Hearings Panel previously held a hearing on August 4, 2011 (the “Hearing”) to consider the Company’s continued listing on the Nasdaq in light of the Company’s violation of certain Nasdaq listing rules. The Nasdaq Hearings Panel held that pursuant to its discretion under Nasdaq listing rule 5100, it would deny continued inclusion of the Company’s securities on Nasdaq. The Company intends to further appeal the Nasdaq Hearings Panel determination.

Section 4	Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

On August 10, 2011, the Company engaged Marcum Bernstein & Pinchuk LLP (“MBP”) as the Company’s new independent accountants. During the two most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with MBP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by MBP concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Section 8	Other Events

Item 8.01	Other Events

As previously disclosed on July 21, 2011, the Company has appointed the Audit Committee of the Board of Directors to investigate the matters that are the subject of the Hearing (the “Independent Investigation”). The Audit Committee has retained Loeb & Loeb LLP (“Loeb”) as independent outside counsel. Loeb has engaged a big four accounting firm to provide forensic accounting services in connection with the Independent Investigation. At this time, the Company cannot estimate when the Independent Investigation will conclude.

On August 15, 2011, the Company issued a press release to announce the engagement of MBP as the new independent auditor for the Company and the engagement of a big four accounting firm in connection with the Independent Investigation, and to provide an update on related and other matters."

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 15, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuhe International, Inc.

Date: August 15, 2011	By:	/s/ Gang Hu
Gang Hu
Chief Financial Officer